UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 20, 2002

CONSTAR INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16496	13-1889304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Crown Way, Philadelphia PA	19154

(Address of principal executive offices)	(Zip Code)

(215) 552-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5:    Other Events and Regulation FD Disclosure.

The Registrant announced yesterday that a federal court has ruled in favor of Crown Cork & Seal Technologies Corporation, a subsidiary of Crown Cork & Seal Company, Inc., in its litigation with Chevron Phillips Chemical Company LP and Chevron Research and Technology Company relating to OXBARTM oxygen-scavenging technology that Crown contributed to the Registrant at the time of the Registrant’s November 15, 2002 initial public offering (the case is captioned as Crown Cork and Seal Technologies Corp. v. Continental PET Technologies Inc., Civil Action No. 99-234-JJF (D. Del.)). A copy of the Registrant’s press release regarding this court ruling is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is also filing this Current Report on Form 8-K to file the final execution copies of certain forms of agreements previously filed as exhibits with its Registration Statement on Form S-1 (Registration No. 333-88878), which Registration Statement was originally filed with the Securities and Exchange Commission on May 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTAR INTERNATIONAL INC.

Date: November 27, 2002	By:	/s/ JAMES C. COOK

	Name:	James C. Cook
	Title:	Executive Vice President, Chief Financial Officer and Secretary

3

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated November 14, 2002, among Constar International Inc., Crown Cork & Seal Company, Inc. and Salomon Smith Barney Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters listed on Schedule I thereto

1.2
Underwriting Agreement, dated November 15, 2002, among Constar International Inc., Crown Cork & Seal Company, Inc., the Subsidiary Guarantors and Salomon Smith Barney Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters listed on Schedule I thereto

4.1	Indenture, dated as of November 20, 2002, between Constar International Inc., the Note Guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as Trustee.

10.1	Transition Services Agreement, dated as of November 20, 2002, by and between Constar International Inc. and Crown Cork & Seal Company, Inc.†

10.2	Corporate Agreement, dated as of November 20, 2002, by and between Constar International Inc. and Crown Cork & Seal Company, Inc.

10.3	Non-Competition Agreement, dated as of November 20, 2002, by and between Constar International Inc. and Crown Cork & Seal Company, Inc.

10.4	Technical Services Agreement, dated as of November 20, 2002, by and between Constar International Inc. and Crown Cork & Seal Company, Inc.

10.5	Salt Lake City PET Products Supply and Lease of Related Assets Agreement, dated as of November 20, 2002, between Crown Cork & Seal Company (USA), Inc. and Constar, Inc.

10.6	Newark Component Supply and Lease of Related Assets Agreement, dated as of November 20, 2002, between Crown Cork & Seal Company (USA), Inc. and Constar, Inc.

10.7	Registration Rights Agreement, dated as of November 20, 2002, by and between Constar International Inc. and Crown Cork & Seal Company, Inc.

10.8	Research and Development Agreement, dated as of November 20, 2002, between CarnaudMetalbox plc, Crown Cork & Seal Technologies Corporation and Constar, Inc.†

10.9	License and Royalty Sharing Agreement, dated as of November 20, 2002, between Constar International Inc. and Crown Cork & Seal Technologies Corporation

10.10	Benefits Allocation Agreement, dated as of November 20, 2002, by and between Crown Cork & Seal Company, Inc. and Constar International Inc.†

10.11	Voghera PET Preform Supply and Lease of Related Assets Agreement, dated as of November 12, 2002, by and among Crown Cork Italy S.p.A. and Constar Plastics of Italy S.R.L.

10.12	Faba Supply Agreement, dated as of November 12, 2002, by and among Faba Sirma S.p.A. and Constar Plastics of Italy S.R.L.

10.13	Tax Sharing and Indemnification Agreement, dated as of November 20, 2002, by and among Crown Cork & Seal Company, Inc. and Constar International Inc.

10.14	Philadelphia Lease Agreement, dated as of November 20, 2002, by and between Crown Cork & Seal Company (PA), Inc. and Constar, Inc.

Exhibit Number	Description

10.18	Alsip Lease Agreement, dated as of November 20, 2002, by and between Crown Cork & Seal Technologies Corporation and Constar, Inc.

10.19	Closures Patent License Agreement between Crown Cork & Seal Technologies Corporation and Constar International UK Limited

10.20
Credit Agreement, dated as of November 20, 2002, among Constar International Inc., the financial institutions referred to therein as Lenders, Citicorp North America, Inc., as administrative agent, JPMorgan Chase Bank, as documentation agent, SunTrust Bank, as co-documentation agent, Deutsche Bank Securities Inc., as syndication agent (“DBSI”), and Salomon Smith Barney Inc., together with DBSI as joint lead arrangers and joint bookrunners

10.24	Employment Agreement, dated as of November 20, 2002, by and between Constar International Inc.and Michael J. Hoffman

10.25	Employment Agreement, dated as of November 20, 2002, by and between Constar International Inc.and James C. Cook

10.26	Employment Agreement, dated as of November 20, 2002, by and between Constar International Inc.and James C.T. Bolton

10.29
Collateral Sharing Agreement, dated as of November 20, 2002, among Constar International Inc., the subsidiaries of Constar International Inc. referred to therein and Citicorp North America, Inc., as collateral agent

10.30
Indemnity, Subrogation and Contribution Agreement, dated as of November 20, 2002, among Constar International Inc., each Domestic Subsidiary listed on Schedule I thereto and Citicorp North America, Inc., as administrative agent

10.31	Term B Note, dated November 20, 2002, of Constar International Inc. for the benefit of GE Capital Corporation

10.32	Revolving Note, dated November 20, 2002, of Constar International Inc. for the benefit of Deutsche Bank Trust Company Americas

10.33	Guarantee Agreement, dated as of November 20, 2002, among each of the subsidiaries listed on Schedule I thereto and Citicorp North America, Inc., as collateral agent for the Secured Parties

10.34
Pledge Agreement, dated as of November 20, 2002, among Constar International Inc., each Domestic Subsidiary listed on Schedule I thereto and Citicorp North America, Inc., as collateral agent for the Secured Parties

10.35
Security Agreement, dated as of November 20, 2002, among Constar International Inc., each Domestic Subsidiary listed on Schedule I thereto and Citicorp North America, Inc., as collateral agent for the Secured Parties

10.36	Revolving Note, dated November 20, 2002, of Constar International Inc. for the benefit of SunTrust Bank

99.1	Press Release of Constar International Inc.

†	Confidential treatment requested.

5